CALVERT VP SRI BALANCED PORTFOLIO

CALVERT VP SRI MID CAP PORTFOLIO

CALVERT VP S&P 500 INDEX PORTFOLIO

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO

CALVERT VP RUSSELL 2000® SMALL CAP INDEX PORTFOLIO

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO

CALVERT VP NASDAQ 100 INDEX PORTFOLIO

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO

Supplement to Statement of Additional Information dated May 1, 2017

1. The following replaces the first paragraph under “Sub-Advisers” in “INVESTMENT ADVISER AND SUB-ADVISERS”.

Calvert has retained Ameritas Investment Partners, Inc. (“AIP”) as Sub-Adviser for S&P 500 Index, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000® Small Cap Index and Investment Grade Bond Index, Volatility Managed Moderate Portfolio, Volatility Managed Moderate Growth Portfolio, and Volatility Managed Growth Portfolio. AIP is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of AMHC. For each Portfolio, AIP receives an annual sub-advisory fee, payable monthly by the Adviser, of 0.05% of that Portfolio’s average daily net assets. Prior to December 31, 2016, AIP received 50% of the balance of the advisory fee (less reimbursements, and less platform fees*), based on the current value of net assets for the respective Portfolio.

2. The following replaces the first two paragraphs under “TRANSFER AND SHAREHOLDER SERVICING AGENTS”.

DST Asset Manager Solutions, Inc. (formerly known as Boston Financial Data Services, Inc. (“BFDS”)), 2000 Crown Colony Drive, Quincy, MA 02169, has been retained by the Portfolios to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends. For these services, BFDS receives a fee based on the number of shareholder accounts and transactions.

Eaton Vance Management, Two International Place, Boston, MA 02110, provides sub-transfer agency and related services to the Portfolios pursuant to a Sub-Transfer Agency Support Services Agreement. Under the agreement, Eaton Vance provides: (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services. For the services it provides, Eaton Vance receives an aggregate fee from such portfolios equal to the actual expenses incurred in performing such services.

January 4, 2018